                                                                    EXHIBIT 24.1

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 462(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.



                                                   /s/ MARK ANDREWS

                                          --------------------------------------

                                                       Mark Andrews

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 462(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.


                                                /s/ M. KATHRYN EICKHOFF
                                          --------------------------------------
                                                   M. Kathryn Eickhoff

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 462(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.

                                                   /s/ DAVID PLASTOW
                                          --------------------------------------
                                                    Sir David Plastow

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 426(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.


                                                  /s/ ROGER B. PORTER
                                          --------------------------------------
                                                     Roger B. Porter

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 462(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.



                                                /s/ DAVID B. PRICE, JR.

                                          --------------------------------------

                                                   David B. Price, Jr.

                            TENNECO AUTOMOTIVE INC.
                               POWER OF ATTORNEY


     The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Tenneco Automotive Inc. ("Tenneco") relating to the Tenneco Automotive Inc. Stock Ownership Plan (formerly known as the Tenneco Inc. 1996 Stock Ownership Plan) and any subsequent registration statement filed by Tenneco pursuant to Rule 426(b) of the Securities Act of 1933, and any amendment thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of March, 2000.


                                                  /s/ PAUL T. STECKO
                                          --------------------------------------
                                                      Paul T. Stecko